SCHEDULE 14C INFORMATION statement
                 Information Statement Pursuant to Section 14(c)
             of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X]      Preliminary Information Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))

[ ]      Definitive Information Statement

                         Applewood's Restaurants, Inc.
                       -----------------------------------
                (Name of Registrant as Specified In Its Charter)

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[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.): ________

         4)   Proposed maximum aggregate value of transaction:  ___________

         5)   Total Fee Paid:  _________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid: _________

                  2) Form, Schedule or Registration Statement No.: _________

                  3) Filing Party: _________

                  4) Dated Filed: _________

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EXPLANATORY NOTE

On September 16, 2004, we filed an information statement that failed to include the cover page required by Regulation 14C and that was inadvertently designated a "definitive" information statement. This information statement is identical to the previously filed information statement except that it includes the required cover page and is properly designated "preliminary."


INTRODUCTION

      This notification ("Information Statement") is furnished by the Board of Directors (the "Board") of Applewood's Restaurants, Inc., a Nevada corporation (the "Company" or "Registrant"), pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14c-101 promulgated thereunder, to inform the stockholders of the Company of the following actions approved by written consent of the stockholders of the
Company:

      1. To effect a 1:15 reverse split of the Company's outstanding shares of Common Stock, $.01 par value per share (the "Common Stock"), without any change in the authorized shares of Common Stock (the "Reverse Split").

      2. To amend and restate the Company's Articles of Incorporation to change the name of the Company to "Securac Corp." (the "Name Change") and to provide certain other changes.

      3.    To adopt the 2004 Incentive Equity Plan of the Company.

      We have entered into a share exchange agreement (the "Exchange Agreement") with the shareholders of Securac Inc., an Alberta corporation ("Securac"). Under the Exchange Agreement, the Company has agreed to issue its shares to the Securac shareholders in exchange for the shares of Securac held by such shareholders, at an exchange ratio of 2.7 Company shares for each Securac share (the "Exchange"), provided holders of at least two-thirds of the Securac shares participate in the Exchange. If all shareholders of Securac tender all of their shares in the Exchange, the Company will issue an aggregate of 37,246,286 shares of its Common Stock, and Securac will become a wholly-owned subsidiary of the Company. Consummation of the Exchange is subject to a number of conditions including completion of the Reverse Split and the Name Change.

      This Information Statement is anticipated to be mailed on or about September 276, 2004 (the "Notice Date") to all holders of record of securities of the Company who would be entitled to vote at a meeting of the stockholders of the Company as of such date.

      The written consent to the actions described above was obtained by stockholders owning approximately 65% of the outstanding Common Stock on September 14, 2004.

      The amendments to the Articles of Incorporation described in items 1 and 2 above will become effective upon filing of the Amended and Restated Articles of Incorporation with the State of Nevada, which is expected to occur on consummation of the Exchange as soon as practicable following expiration of the applicable notice period relating to this Information Statement. The text of the Amended and Restated Articles of Incorporation is set forth in Appendix A to this Information Statement.

      The 2004 Incentive Equity Plan of the Company was approved by the Board of Directors and shareholders on September 14, 2004 and became effective on that date.


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                                THE REVERSE SPLIT

Purpose and Background of the Reverse Split

      As noted above, our primary objective in proposing the Reverse Split is to satisfy a condition necessary to consummate the Exchange. The reduction in outstanding shares associated with the Reverse Split reflects the negotiated valuation of our company relative to Seucrac. Upon consummation of the Exchange, Securac shareholders will own approximately 90% of our company (assuming all Securac shareholders tender their shares in the Exchange) and will have warrants to acquire additional shares equal to another approximately 6% of the outstanding shares after exercise, reflecting very substantial dilution to the existing shareholders. Under the Exchange Agreement, Frank Reich and Eugene David Geller, who recently sold their shares in a change in control transaction in anticipation of the Exchange, will be granted 500,000 shares of Common Stock, or 1.2 % of the then outstanding shares, for consulting services.

      Our Board of Directors believes that the low per share market price of the Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company generally. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may adversely affect not only the pricing of our Common Stock, but also its trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through the sale of stock or the cost of debt we may incur.

      We hope that the decrease in the number of shares of our outstanding Common Stock resulting from the Reverse Split, and the anticipated increase in the price per share, will help to encourage greater interest in the Common Stock among members of the financial community and the investing public and possibly create a more liquid market for our shareholders with respect to those shares presently held by them. However, the possibility exists that shareholder liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Split is effected, particularly if the price per share of the Common Stock begins a declining trend after the Reverse Split is effected.

      There can be no assurance that the Reverse Split will achieve any of the desired results. There also can be no assurance that the price per share of the Common Stock immediately after the Reverse Split will increase proportionately with the Reverse Split, or that any increase will be sustained for any period of time. There are many factors that influence the price of the Common Stock other than the number of shares outstanding. A principal factor impacting the stock price will be the market's perception of Securac and its business prospects.

      We are not aware of any present efforts by anyone to accumulate our Common Stock, and the proposed Reverse Split is not intended to be an anti-takeover device.

Increase In Available Authorized Shares Resulting From Reverse Split


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

      Our Articles of Incorporation currently authorize the Company to issue up to 200,000,000 shares of Common Stock with a $0.01 par value per share. As of September 14, 2004, there were a total of 57,310,000 shares of Common Stock outstanding (3,820,666 shares on a post Reverse Split basis) and an additional 15% of our Common Stock outstanding from time to time will be reserved for issuance under the 2004 Incentive Equity Plan following the Exchange. In connection with the Exchange and giving effect to the Reverse Split, we will (i) issue up to an additional 37,246,286 shares of Common Stock to the exchanging shareholders and 500,000 shares of Common Stock to Frank Reich and Eugene David Geller and (ii) reserve for issuance 2,970,000 shares of Common Stock upon exercise of assumed warrants. Since we are not adjusting our number of authorized shares of Common Stock in connection with the Reverse Split, following the Reverse Split and the Exchange we will have a total of approximately 150,000,000 shares unreserved and available for issuance.

      The additional authorized shares may be issued without further action by our shareholders, unless shareholder approval is required by law or regulation. The additional shares may be used for any proper corporate purpose approved by our Board of Directors and to meet future business needs as they arise, including the pursuit of viable acquisition candidates. The availability of additional authorized shares would provide the Company with the flexibility to issue additional shares for, among other things, the declaration of stock splits or dividends, various equity compensation plans or arrangements, the sale of stock to raise additional capital, the purchase of property or assets, the acquisition or merger into the Company of other companies, and other bona fide corporate purposes. Other than the Exchange Agreement, the Company has not entered into any definitive arrangements, agreements, understandings or plans to pursue such opportunities.

      Shareholders do not have preemptive rights, and thus have no preferential right to purchase additional shares issued by the Company. The issuance of any additional shares of Common Stock may, depending on the circumstances under which those shares are issued, reduce shareholders' equity per share and, unless additional shares are issued to all shareholders on a pro rata basis (or a shareholder purchases additional shares to maintain the shareholder's pro rata interest), will reduce the percentage ownership of Common Stock of existing shareholders. In addition, if our Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current shareholders.

      The availability of additional authorized shares of Common Stock following the Reverse Split could, under certain circumstances, have an anti-takeover effect. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for us to endeavor to impede the attempt by issuing shares of Common Stock, thereby diluting or impairing the voting power of the other outstanding shares of Common Stock and increasing the potential costs to acquire control of the Company. The Reverse Split therefore may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for our shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Split may have the effect of permitting management to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of our business.

Effect On Outstanding Common Stock; No Fractional Shares


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

      The principal effect of the Reverse Split will be to decrease the number of outstanding shares of our Common Stock. The total number of shares of Common Stock each shareholder holds will be reclassified automatically into 1/15 of the number of shares such shareholder held immediately before the Reverse Split. If the total number of shares a shareholder holds is not evenly divisible by 15, that shareholder will not receive a fractional share but instead will receive the next highest whole share number.

      The Reverse Split will result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

      The Reverse Split will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

      Other than the Common Stock, the Company has not outstanding equity securities or securities exercisable for or convertible into equity securities.

No Effect On Legal Ability To Pay Dividends

      Our Board of Directors has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property to the holders of Common Stock. We are not in arrears on any dividends to the holders of Common Stock. We do not believe that the Reverse Split will have any effect with respect to future distributions, if any, to our shareholders.

Exchange Of Stock Certificates

      The transfer agent for the Common Stock is Pacific Stock Transfer Company, located at 500 E. Warm Springs Road, Suite 240, Las Vegas, Nevada 89119.

      As of the day prior to the Notice Date, there were approximately 350 holders of record of our Common Stock. We do not expect the Reverse Split to result in a significant reduction in the number of record holders. We do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the reverse Split.

      Following the effective date of the Reverse Split, each shareholder will be able to obtain a certificate evidencing its post-Reverse Split shares by sending the exchange agent its old stock certificate(s). Shareholders will not receive certificates for post-reverse-split shares unless and until their old certificates are surrendered. The transfer agent will send each shareholder's new stock certificate promptly after receipt of that shareholder's old stock certificate(s), subject to the transfer agent's right to require any additional documentation.

      Shareholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.


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

Certain Federal Tax Consequences

      The following discussion summarizes certain United States federal income tax consequences to the Company and its shareholders of the Reverse Split. This summary does not purport to be complete. It does not address all of the United States federal income tax considerations, including considerations that may be relevant to the Company shareholders in light of their individual circumstances or to our shareholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, traders who mark to market, non-U.S. shareholders, shareholders who hold shares of our Common Stock as part of a straddle, hedge, or conversion transaction, shareholders who acquired their shares of our Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, shareholders who are subject to the federal alternative minimum tax, and shareholders not holding their shares of our Common Stock as a capital asset. This discussion also does not address any non-income tax consequences or any state, local, or non-U.S. tax consequences.

      No rulings from the Internal Revenue Service or opinions of counsel have been or will be requested with respect to any of the matters discussed herein and, as a result, there can be no assurance that the Internal Revenue Service will not disagree with or challenge any of the conclusions described below. The discussion below is based upon the provisions of the Internal Revenue Code, the Treasury Regulations promulgated thereunder, judicial decisions and administrative rulings currently in effect, all of which are subject to change, possibly on a retroactive basis. The summary does not address the tax consequences of any transaction other than the Reverse Split.

      EACH SHAREHOLDER SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE REVERSE SPLIT. EACH SHAREHOLDER SHOULD ALSO CONSULT HIS, HER OR ITS TAX ADVISOR AS TO ANY STATE, LOCAL, NON-U.S. AND NON-INCOME TAX CONSIDERATIONS RELEVANT TO SUCH SHAREHOLDER AS A RESULT OF THE REVERSE SPLIT.

Tax Consequences To Our Shareholders

      General. Under Section 354 of the Code, a shareholder who exchanges stock or securities of a corporation solely for stock or securities of the same corporation, in a transaction that constitutes a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code, generally will not recognize gain or loss on the exchange. The Company believes that the Reverse Split constitutes a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code. The remainder of this discussion assumes that the Reverse Split will be treated as a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code.

      Tax basis of our Common Stock. The aggregate tax basis of the Common Stock received by our shareholders in exchange for their Common Stock will be the same as the aggregate tax basis of the shares of Common Stock surrendered in connection with the Reverse Split.

      Holding period of our Common Stock. The holding period of the Common Stock received by our shareholders in exchange for their shares of Common Stock in connection with the Reverse Split will include the holding period of the shares of Common Stock surrendered in exchange therefor.

      Information Reporting. Company shareholders who receive shares of our Common Stock in connection with the Reverse Split will be required to attach a statement to their tax returns for the year in which the conversion occurs that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the holder's tax basis in that holder's shares of Common Stock surrendered in connection with the Reverse Split.


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

Tax Consequences To The Company

      The Company will recognize no gain or loss by reason of the Reverse Split.

Miscellaneous

      The Common Stock is currently registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse Split will not affect the registration of the Common Stock under the Exchange Act. The par value of the Common Stock will not change as a result of the Reverse Split. Accordingly, the common stock account on our balance sheet will be reduced to reflect the lower number of outstanding shares and the paid-in capital account will be correspondingly increased.

      THE NAME CHANGE AND OTHER AMENDMENTS TO OUR ARTICLES OF INCORPORATION

      As noted above, changing our name to "Securac Corp." is a condition to consummating the Exchange. Following consummation of the Echange, Securac will be a subsidiary of our company and we will have no business operations other than the business of Securac. As such, our Board and shareholders have approved amending our Articles of Incorporation to change the name of our company to "Securac Corp".

      Our Board and shareholders have also approved amending and restating our Articles of Incorporation to set forth in one document the substance of our original Articles of Incorporation and the various amendments to the Articles of Incorporation that have been approved over the years, including the amendments described in this Information Statement. Other than the amendments described herein and an amendment eliminating personal liability of our directors and officers to our company and its creditors, except under certain circumstances and as required by law, no material amendments are contemplated, and the only changes that will be made will be to delete matters not required to be included in Articles of Incorporation under Nevada law, to remove the limitation on the number of directors, and to make certain changes to be consistent with current Nevada law.

      The full text of the Amended and Restated Articles of Incorporation as adopted, including the Reverse Split and Name Change, is included as "Appendix A" to this Information Statement.

                           2004 INCENTIVE EQUITY PLAN

General

      On September 14, 2004, our board of directors and stockholders approved a plan that will enable us to grant equity and equity-linked awards to our directors and officers. This plan is called the "Applewood's Restaurants, Inc. 2004 Incentive Equity Plan." The plan is intended to allow us to provide incentives that will (1) strengthen the desire of highly competent persons to serve as directors and officers of our company and (2) further stimulate their efforts on behalf of our company.

      The plan will become effective on consummation of the Exchange.

Additional Information Concerning the 2004 Incentive Equity Plan

      We have summarized below certain key provisions of the 2004 Incentive Equity Plan. This summary is qualified by reference to the full plan, a copy of which is included as "Appendix B" to this Information Statement.


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

Shares Available

      The maximum number of shares of our Common Stock that may be delivered under the plan is the lesser of (i) 15% of the number of shares of Common Stock of the Corporation outstanding from time to time and (ii) 20,000,000 (post Reverse Split). Subject to adjustment for certain specified changes to our capital structure, the number of shares of Common Stock that may be issued pursuant to Incentive Stock Options shall not exceed 20,000,000 shares. Some awards under the plan may link future payments to the awardee to the future value of a specified number of shares of our Common Stock. The number of shares used for reference purposes in connection with these awards will be considered "delivered" for purposes of computing the maximum number of shares that may be delivered under the plan. If an award under the plan terminates without the shares subject thereto being delivered, the shares subject to such award will thereafter be available for further awards under the plan.

Eligibility

      All directors, officers, employees of and consultants to our company are eligible to participate in the plan.

Administration

      The administrator of the plan will be the full board or any committee that the board designates to serve as the administrator of the plan. The board or committee serving as administrator (the "Committee") will, among other things, have the authority to:

      o     construe the plan and any award under the plan;

      o select the directors and officers to whom awards may be granted and the time or times at which awards will be granted;

      o determine the number of shares of our Common Stock to be covered by or used for reference purposes for any award;

      o determine and modify from time to time the terms, conditions, and restrictions of any award;

      o     approve the form of written instrument evidencing any award;

      o accelerate or otherwise change the time or times at which an award becomes vested or when an award may be exercised or becomes payable;

      o waive, in whole or in part, any restriction or condition with respect to any award; and

      o modify, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards.


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

      The Committee has not yet made any awards under the plan. Because the granting of awards is in the sole discretion of the Committee, the nature and magnitude of future awards cannot currently be determined.

Types of Awards

      The types of awards that may be made under the plan are stock options, stock appreciation rights, restricted stock awards, and stock units. The Committee will fix the terms of each award, including, to the extent relevant, the following: (1) exercise price for options, base price for stock appreciation rights, and purchase price, if any, for restricted stock awards, (2) vesting requirements and other conditions to exercise, (3) term and termination, (4) effect, if any, of change of control and (5) method of exercise and of any required payment by the recipient. Additional information concerning the types of awards that may be made is set forth below.

      Stock Options. The Committee may grant options that are qualified as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") and options that are not so qualified ("non-qualified options"). ISOs are subject to certain special limitations, including the following: (1) the exercise price per share may not be less than 100% of the fair market value per share of our Common Stock as of the grant date (110% of such fair market value, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), (2) the term may not exceed 10 years, and
(3) the recipient must be an employee of our company.

      Stock Appreciation Rights. A stock appreciation right gives the holder the opportunity to benefit from the appreciation of our Common Stock over a specified base price determined by the Committee. Upon exercise of a stock appreciation right, the holder has the right to receive in respect of each share subject thereto a payment equal to the excess, if any, of: (1) the fair market value of a share of our Common Stock as of the exercise date over (2) the specified base price. At the discretion of the Committee, any required payment may be made in cash, shares of our Common Stock, or both.

      Restricted Stock Awards. A restricted stock award entitles the recipient to acquire shares of our Common Stock for no consideration or for the consideration specified by the Committee. The shares will be subject to such vesting periods and other restrictions and conditions as the Committee determines.

      Stock Units. A stock unit is a bookkeeping account to which there is credited the fair market value of a share of our Common Stock. The value of the account is subsequently adjusted to reflect changes in the fair market value. Upon exercise of a stock unit, the holder is entitled to receive the value of the account. At the discretion of the Committee, any required payment may be made in cash, shares of our Common Stock, or both.

Certain Corporate Transactions

      If certain corporate transactions specified in the plan occur, the Committee may make appropriate or equitable adjustments to the Plan and Awards, including (1) the number of shares of stock that can be granted; (2) the number and kind of shares or other securities subject to any then outstanding awards and (3) the exercise price, base price, or purchase price applicable to outstanding Awards under the Plan.

      The Committee may cancel outstanding awards, but not outstanding stock or restricted stock awards, in connection with any merger or consolidation of our company or any sale or transfer of all or part of our assets or business, or any similar event. The Committee may determine to make no compensation whatsoever for any canceled awards that are not in-the-money (as defined below) or for any canceled awards to the extent not vested. We are required to provide payment in cash or other property for the in-the-money value of the vested portion of awards that are in-the-money and that are canceled as aforesaid. Awards are in-the-money only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the award (whether under Black-Scholes-type formulas or otherwise).


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

Amendment

      The board may amend the plan at any time and from time to time, provided that (1) no amendment may deprive any person of any rights granted under the plan before the effective date of such amendment, without such person's consent; and (2) amendments may be subject to shareholder approval to the extent needed to comply with applicable law and stock exchange requirements.

Term of Plan

      No award may be granted under the plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the plan. However, all awards made prior to such time will remain in effect in accordance with their terms.

Certain Federal Income Tax Considerations

Matters Relating to Section 162(m) of the Internal Revenue Code

      Under Section 162(m) of the Internal Revenue Code, we are generally precluded from deducting compensation in excess of $1 million per year paid to our chief executive officer and our next four highest paid executive officers. For purposes of this limitation, there is excluded from compensation any payments that an executive receives under performance-based plans that meet certain requirements specified by the Internal Revenue Code. The new plan that you are being asked to approve does not qualify as a performance-based plan and, accordingly, compensation realized in respect of awards will be subject to the
Section 162(m) limitation. Consequently, the granting of awards under the plan, either alone or in conjunction with other compensation, could cause us to have non-deductible compensation expense.

Matters Relating to Change of Control

      The Committee may provide that the vesting of an award be accelerated upon a change of control. In such event, all or a portion of the relevant award may be deemed a "parachute payment." Under provisions of the Internal Revenue Code,
(1) the recipient of an "excess parachute payments" (as defined in Section 280G of the Internal Revenue Code) would be required to pay a 20% excise tax thereon (in addition to income tax otherwise owed) and (2) the "excess parachute payment" would not be deductible to our company. If any of our executive officers is required to pay such an excise tax, we will be required to pay the executive an amount that is sufficient on an after-tax basis to offset such payment.

Matters Relating to Stock Options

      Non-Qualified Options. No income will be recognized by a participant upon the grant of a non-qualified option. Upon exercise, the participant will generally have ordinary income in the amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an employee participant will be subject to tax withholding. Upon a later sale of such shares, the participant will have capital gain or loss in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the participant with respect to shares acquired upon exercise of the non-qualified option.

      Incentive Stock Options. No income will be recognized by a participant upon the grant of an incentive stock option. Further, the participant will recognize no income at the time of exercise (although a participant may have income for purposes of alternative minimum tax calculations) and we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an option. If the participant holds the acquired shares two years from the date of grant and one year from the date of exercise the entire gain (or loss) realized when the participant eventually disposes of the stock is treated as long term capital gain (or loss). If the shares are disposed of before such holding period requirements are satisfied, the participant will recognize ordinary income in an amount equal to the lesser of the difference between (1) the exercise price and the fair market value of the shares on the date of exercise or (2) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as capital gain or loss. We will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

                                  PLAN BENEFITS

      Benefits and amounts allocable to the 2004 Incentive Equity Plan participants are not determinable, whether on a prospective basis or historically for the Company's last fiscal year assuming the plan had been in effect at that time.

                                VOTING SECURITIES

      All shareholders of record on September 14, 2004 were eligible to consent to the actions taken by written consent. At the close of business on that date 57,310,000 shares of our Common Stock were outstanding. Each share of Common Stock outstanding as of that date was entitled to one vote in the matters voted upon.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth certain information, as of September 14, 2004, with respect to persons known to the Company to be the beneficial owners, directly and indirectly, of more than five percent (5%) of the Company's Common Stock and beneficial ownership of such Common Stock by directors and executive officers of the Company.


                                     Amount and nature of
Name of beneficial owner            beneficial ownership(1)        Percentage

Robert Stewart                           37,070,000 (2)               64.7%
Frank Reich (3)                                   0                      0
Marie Reich                                       0                      0
John Reich                                  250,000
All directors and executive              37,320,000                   65.1%
officers as a group
_____________________

*      Less than 1%.

(1) As required by regulations of the SEC, the number of shares in the table includes shares that can be purchased within 60 days, or, shares with respect to which a person may obtain voting power or investment power within 60 days. Also required by such regulations, each percentage reported in the table for these individuals is calculated as though shares hat can be purchased within 60 days have been purchased by the respective person or group and are outstanding.

(2) Includes 4,020,000 shares held by Mr. Stewart as nominee for the benefit of three separate individuals, none of whom owns at least 5% of the outstanding Common Stock. Mr. Stewart has no economic interest in these shares and disclaims beneficial ownership thereof.

(3) Mr. Frank Reich resigned from his position as President effective August 26, 2004.


                                CHANGE IN CONTROL

      On August 26, 2004, Mr. Robert Stewart acquired 37,070,000 shares of Common Stock, a controlling interest in the Company, from existing shareholders. The purchase price for the shares was $410,000, $210,000 of which was paid at closing and the balance of which is payable in monthly installments of $70,000, $70,000 and $60,000, respectively, over the three month period following closing. Of the funds paid at closing, $53,000 was provided by the Mr. Stewart out of his personal funds, $67,000 was provided by the other individuals on whose behalf Mr. Stewart is holding their shares as nominee and $90,000 was provided as a non-interest bearing loan from Securac. The loan is evidenced by a promissory note that is payable on demand but not before December 20, 2004 and is secured by a pledge of 26,220,000 of the shares purchased.

      Mr. Stewart purchased the shares from three principal stockholders of the Company pursuant to an agreement dated August 20, 2004, and represent all shares of the Company then owned by the principal stockholders. As part of the transaction, Mr. Stewart agreed to cause the Company to enter into a consulting agreement with two of the sellers pursuant to which they would receive an additional 500,000 shares of Common Stock (on a post Reverse Split basis).

                                     *******

      THIS INFORMATION STATEMENT IS PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             APPLEWOOD'S RESTAURANTS, INC.
                                             (Registrant)


      Date: September 20, 2004               By: /s/ Robert Stewart
                                                 -------------------------------
                                                 Robert Stewart, President

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                          APPLEWOOD'S RESTAURANTS, INC.

                                    ARTICLE I
                                      NAME

      The name of the corporation (which is hereinafter referred to as the "Corporation") is Securac Corp. ARTICLE II PERIOD OF DURATION

      The Corporation shall continue in existence perpetually unless sooner dissolved and in accordance with the law.

                                   ARTICLE III
                                     PURPOSE

      The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the laws of the state of Nevada.

                                   ARTICLE IV
                                AUTHORIZED SHARES

      SECTION 4.1. The Corporation shall be authorized to issue 200,000,000 shares of capital stock, all of which shares shall be shares of Common Stock, $0.01 par value ("Common Stock"). The Corporation may from time to time issue such shares for such consideration as may be fixed by the Board of Directors.

      Effective at 12:01 a.m. Eastern Standard Time on the date of filing of the Amended and Restated Articles of Incorporation with the Nevada Secretary of State, each 15 outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The authorized shares of the Corporation shall remain as set forth in the Amended and Restated Articles of Incorporation. No fractional share shall be issued in connection with the foregoing reverse stock split; all shares of Common Stock so split that are held by a stockholder will be aggregated and each fractional share resulting from such aggregation shall be rounded up to the nearest whole share.

                                    ARTICLE V
                                    DIRECTORS

      SECTION 5.1. The directors are hereby granted the authority to do any act on behalf of the Corporation as may be allowed by law.

      SECTION 5.2. Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the powers, designations, preferences, limitations, restrictions, and relative rights of any Preferred Stock, the number of directors of the Corporation shall be fixed as set forth in the bylaws of the Corporation, and may be increased or decreased from time to time, by resolution of the Board of Directors.

      SECTION 5.3. Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the powers, designations, preferences, limitations, restrictions, and relative rights of any Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until his or her successor shall be elected and qualified and, if the Board of Directors at such time is classified, until the next election of the class for which such director shall have been chosen. No decrease in the number of directors shall shorten the term of any incumbent director.

                                   ARTICLE VI
                        ADOPTION AND AMENDMENT OF BYLAWS

      The bylaws of the Corporation shall be adopted by the Board of Directors. The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.

                                   ARTICLE VII
                                   AMENDMENTS

      The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

                                  ARTICLE VIII
                             LIMITATION ON LIABILITY

      Unless otherwise provided by law, a director or officer is not individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his individual capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer and his breach of those duties involved intentional misconduct, fraud, or a knowing violation of law.

                                   ARTICLE IX
                              NO PREEMPTIVE RIGHTS

      Section 78.265 of the Nevada Revised Statutes shall not apply to the Corporation or its shareholders, it being the intent that the shareholders of the Corporation not be entitled by virtue of that statute to preemptive rights to acquire shares of the Corporation or securities exercisable for or convertible into shares of the Corporation.

                          APPLEWOOD'S RESTAURANTS, INC.

                           2004 INCENTIVE EQUITY PLAN

                                -----------------

                                    ARTICLE I

                                     GENERAL

      1.1 Purpose. The purpose of the Plan is to provide additional incentive to directors, officers and employees of and consultants to Applewood's Restaurants, Inc. ("Corporation"). It is intended that Awards granted under the Plan strengthen the desire of such persons to remain in the employ or otherwise serve or act as directors of the Corporation and stimulate their efforts on behalf of the Corporation.

      1.2 Effective Date; Term. The Plan was approved by the Board and stockholders of the Corporation as of September 14, 2004, and will become effective as of the date of consummation of the share exchange agreement among the Corporation and shareholders of Securac Inc., an Alberta corporation. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

      1.3 Shares  Subject to the Plan.  Subject to  adjustments  as  provided in
Article IX, the number of shares of Stock that may be delivered, purchased or used for reference purposes (with respect to SARs or Stock Units) with respect to Awards granted under the Plan shall be the lesser of (i) 15% of the number of shares of common stock of the Corporation outstanding from time to time and (ii) 20,000,000. Subject to adjustment for changes to the Corporation's capital structure as provided in Article IX, the number of shares of common stock that may be issued pursuant to Incentive Stock Options shall not exceed 20,000,000 shares. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

                                   ARTICLE II

                                   DEFINITIONS

      For purposes of the Plan, the following terms shall be defined as set forth below.

      2.1 Administrator means the full Board or any committee which is designated by the Board as the "Administrator."

      2.2 Award means any Stock Options (including ISOs and NSOs), SARs (including free-standing and tandem SARs), Restricted Stock Awards, Stock Units, or any combination of the foregoing granted pursuant to the Plan, except, however, when the term is being used under the Plan with respect to a particular category of grant in which case it shall only refer to that particular category of grant. 2.3 Board means the Board of Directors of the Corporation.

      2.4 Code means the Internal Revenue Code of 1986, as amended.

      2.5 Fair Market Value of the Stock on any given date means the average of the closing bid price of a share of Stock, if quoted on the OTC Bulletin Board, or the last reported sale price, if traded on Nasdaq, or the average high and low price if traded on a national securities exchange.

      2.6 Grant Agreement means the agreement between the Corporation and the Participant pursuant to which the Corporation authorizes an Award hereunder. Each Grant Agreement entered into between the Corporation and a Participant with respect to an Award granted under the Plan shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Administrator.

      2.7 Grant Date means the date on which the Administrator formally acts to grant an Award to a Participant or such other date as the Administrator shall so designate at the time of taking such formal action.

      2.8 ISO means any Stock Option designated and qualified as an "incentive stock option" as defined in Code section 422.

      2.9 NSO means any Option that is not an ISO.

      2.10 Option  means any option to purchase  shares of Stock  granted  under
Article V.

      2.10 Parent means a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Code section 424(e), or any successor to such definition.

      2.11 Participant means any person to whom any Award is granted pursuant to the Plan.

      2.12 Restricted Stock Award means any Award of shares of restricted Stock granted pursuant to Article VII of the Plan.

      2.13 SAR means a stock appreciation right, as awarded under Article VI.

      2.14 Stock means the voting common stock of the Corporation, subject to adjustments pursuant to the Plan.

      2.15 Stock Unit means credits to a bookkeeping reserve account solely for accounting purposes, where the amount of the credit shall equal the Fair Market Value of a share of Stock on the date of grant (unless the Administrator provides otherwise in the Grant Agreement) and which shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Stock. Stock Units do not require segregation of any of the Corporation's assets. Stock Units are awarded under Article VII.

      2.16 Subsidiary means any corporation or other entity (other than the Corporation) in any unbroken chain of corporations or other entities, beginning with the Corporation, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

                                   ARTICLE III

                                 ADMINISTRATION

      3.1 General. The Plan shall be administered by the Administrator. The Administrator's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

      3.2 Duties. The Administrator shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, all within the Administrator's sole and absolute discretion. The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

      (a)   construe the Plan and any Award under the Plan;

      (b) select the officers and directors to whom Awards may be granted and the time or times at which Awards shall be granted;

      (c) determine the number of shares of Stock to be covered by or used for reference purposes for any Award;

      (d) determine and modify from time to time the terms and conditions, including restrictions, of any Award (including provisions that would allow for cashless exercise of Awards and/or reduction in the exercise price of outstanding Awards) and to approve the form of written instrument evidencing Awards;

      (e) accelerate or otherwise change the time or times at which an Award becomes vested or when an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following a Participant's termination of employment or death;

      (f) impose limitations on Awards, including limitations on transfer and repurchase provisions; and

      (g) modify, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards.

                                   ARTICLE IV

                          ELIGIBILITY AND PARTICIPATION

      4.1 Eligibility. Directors, officers and employees of, and consultants to, the Corporation shall be eligible to participate in the Plan.

                                    ARTICLE V

                                  STOCK OPTIONS

      5.1 General. Subject to the other applicable provisions of the Plan, the Administrator may from time to time grant to eligible Participants Awards of ISOs or NSOs. The ISO or NSO Awards granted shall be subject to the following terms and conditions.

      5.2 Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the Participant, describing the number of shares of Stock subject to the Option, whether the Option is an ISO or NSO, the Exercise Price of the Option, the vesting period for the Option and such other terms and conditions that the Administrator deems, in it sole discretion, to be appropriate, provided that such terms and conditions are not inconsistent with the Plan.

      5.3 Price. The price per share payable upon the exercise of each Option (the "Exercise Price") shall be determined by the Administrator and set forth in the Grant Agreement; provided, however, that in the case of ISOs, the Exercise Price shall not be less than 100% of the Fair Market Value of the shares on the Grant Date.

      5.4 Payment. Options may be exercised in whole or in part by payment of the Exercise Price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Administrator may prescribe, and/or such determinations, orders, or decisions as the Administrator may make.

      5.5 Terms of Options. The term during which each Option may be exercised shall be determined by the Administrator; provided, however, that in no event shall an ISO be exercisable more than ten years from the date it is granted.

      5.6 Reload Options. The terms of an Option may provide for the automatic grant of a new Option Award when the Exercise Price of the Option and/or any related tax withholding obligation is paid by tendering shares of Stock.

      5.7 Restrictions on ISOs. ISO Awards granted under the Plan shall comply in all respects with Code section 422 and, as such, shall meet the following additional requirements:

      (a) Grant Date. An ISO must be granted within ten (10) years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

      (b) Exercise Price and Term. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted and the term of the Option shall not exceed ten (10) years. Notwithstanding the immediately preceding sentence, the Exercise Price of any ISO granted to a Participant who owns, within the meaning of Code section 422(b)(6), after application of the attribution rules in Code section 424(d), more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation, or its Parent or Subsidiary corporations, shall be not less than 110% of the Fair Market Value of the Stock on the Grant Date and the term of such ISO shall not exceed five (5) years.

      (c) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Stock with respect to which all ISOs first become exercisable by any Participant in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options shall be treated as NSOs. In such case, the Corporation may designate the shares of Stock that are to be treated as stock acquired pursuant to the exercise of an ISO by issuing a separate certificate for such shares and identifying the certificate as ISO shares in the stock transfer records of the Corporation.

      (d)   Participant.   ISOs  shall  only  be  issued  to  employees  of  the
            Corporation, or of a Parent or Subsidiary of the Corporation.

      (e) Tandem Options Prohibited. An ISO may not be granted in tandem with a NSO in such a manner that the exercise of one affects a Participant's right to exercise the other.

      (f) Designation. No option shall be an ISO unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such Option.

      5.8 Exercisability. Options shall be exercisable as provided in the Grant Agreement.

      5.9 Transferability. ISOs shall be non-transferable. Except as provided in the Grant Agreement, NSOs shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.

                                   ARTICLE VI

                            STOCK APPRECIATION RIGHTS

      6.1 Award of SARs. Subject to the other applicable provisions of the Plan, the Administrator may at any time and from time to time grant SARs to eligible Participants, either on a free-standing basis (without regard to or in addition to the grant of an Option) or on a tandem basis (related to the grant of an underlying Option).

      6.2 Restrictions on Tandem SARs. ISOs may not be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the ISO is greater than the Exercise Price for such ISO. SARs granted in tandem with Options shall be exercisable only to the same extent and subject to the same conditions as the related Options are exercisable. The Administrator may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

      6.3 Amount of Payment Upon Exercise of SARs. A SAR shall entitle the Participant to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related Option (or any portions thereof which the Participant from time to time determines to surrender for this purpose).

      6.4 Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Stock or cash, or any combination of Stock and cash, as determined in the sole discretion of the Administrator.

      6.5 Transferability. SARs shall be transferable only as provided in the Grant Agreement.

                                   ARTICLE VII

                        RESTRICTED STOCK AND STOCK UNITS

      7.1 Grants. Subject to the other applicable provisions of the Plan, the Administrator may grant Restricted Stock or Stock Units to Participants in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. Such Awards shall be made pursuant to a Grant Agreement.

      7.2 Terms and Conditions. A Restricted Stock Award entitles the recipient to acquire shares of Stock and a Stock Unit Award entitles the recipient to be paid the Fair Market Value of the Stock on the exercise date. Stock Units may be settled in Stock, cash or a combination thereof, as determined by the Administrator. Restricted Stock Awards and Stock Unit Awards are subject to vesting periods and other restrictions and conditions as the Administrator may include in the Grant Agreement.


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

      7.3 Restricted Stock.

      (a) The Grant Agreement for each Restricted Stock Award shall specify the applicable restrictions on such shares of Stock, the duration of such restrictions, and the times at which such restrictions shall lapse with respect to all or a specified number of shares of Stock that are part of the Award. Notwithstanding the foregoing, the Administrator may reduce or shorten the duration of any restriction applicable to any shares of Stock awarded to any Participant under the Plan.

      (b) Share certificates with respect to restricted shares of Stock may be issued at the time of grant of the Restricted Stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the Restricted Stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award (as described in Section 11.1) or, alternatively, the Participant may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer.

      (c) The extent of the Participant's rights as a shareholder with respect to the Restricted Stock shall be specified in the Grant Agreement.

      7.4 Stock Units.

      (a) The grant of Stock Units shall be evidenced by a Grant Agreement that states the number of Stock Units evidenced thereby and the terms and conditions of such Stock Units.

      (b) Stock Units may be exercised in the manner described in the Grant Agreement.

      (c) The extent of the Participant's rights as a shareholder with respect to the Stock Units shall be specified in the Grant Agreement.

      7.5 Transferability. Unvested Restricted Stock Awards or Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Grant Agreement.


                                  ARTICLE VIII

                                 TAX WITHHOLDING

      8.1 Corporation's Right to Demand Payment for Withholding.

      (a) Subject to subparagraph (b), as a condition to taking any action otherwise required under the Plan or any Grant Agreement, the Corporation shall have the right to require assurance that the Participant will remit to the Corporation when required an amount sufficient to satisfy federal, state and local tax withholding requirements. The Administrator may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan or through any other method determined by the Administrator.


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

      (b) If a Participant makes a disposition of shares of Stock acquired upon the exercise of an ISO within either two (2) years after the Option was granted or one (1) year after its exercise by the Participant, the Participant shall promptly notify the Corporation and the Corporation shall have the right to require the Participant to pay to the Corporation an amount sufficient to satisfy federal, state and local tax withholding requirements.

                                   ARTICLE IX

                             CORPORATE TRANSACTIONS

      9.1 Adjustments Due to Special Circumstances.

      (a) In the event of any change in the capital structure or business of the Corporation by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distributions with respect to its outstanding Stock, reclassification of the Corporation's capital stock, any sale or transfer of all or part of the Corporation's assets or business, or any similar change affecting the Corporation's capital structure or business or the capital structure of any business of any Subsidiary, as determined by the Administrator, if the Administrator determines that an adjustment is equitable, then the Administrator may make such adjustments as it deems equitable with respect to the Plan and Awards, including, without limitation, in: (i) the number of shares of Stock that can be granted or used for reference purposes pursuant to the Plan; (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan; and (iii) the exercise price, base price, or purchase price applicable to outstanding Awards under the Plan. The adjustment by the Administrator shall be final, binding and conclusive.

      (b) The Administrator may cancel outstanding Awards, but not outstanding Stock or Restricted Stock Awards, in connection with any merger, consolidation of the Corporation, or any sale or transfer of all or part of the Corporation's assets or business, or any similar event. The Administrator may determine to make no compensation whatsoever for any canceled Awards that are not in-the-money (as hereinafter defined) or for any canceled Awards to the extent not vested. The Corporation shall provide payment in cash or other property for the in-the-money value of the vested portion of Awards that are in-the-money and that are canceled as aforesaid. Awards are "in-the-money" only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the Award (whether under Black-Scholes-type formulas or otherwise). The opinion by the Administrator of the in-the-money value of any Award shall be final, binding and conclusive.

      9.2 Substitution of Options. In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Code section 424(a) applies, then, notwithstanding any other provision of the Plan, the Administrator may grant options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of Code section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

                                    ARTICLE X

                            AMENDMENT AND TERMINATION

      10.1 Amendment. The Board may amend the Plan at any time and from time to time, provided that (i) no amendment shall deprive any person of any rights granted under the Plan before the effective date of such amendment, without such person's consent; and (ii) amendments may be subject to shareholder approval to the extent needed to comply with applicable law and stock exchange requirements.

      10.2 Termination. The Board reserves the right to terminate the Plan in whole or in part at any time, without the consent of any person granted any rights under the Plan.

                                   ARTICLE XI

                                  MISCELLANEOUS

      11.1 Restrictive Legends. The Corporation may at any time place legends referencing any restrictions described in the Grant Agreement and any applicable federal or state securities law restrictions on all certificates representing shares of Stock underlying an Award.

      11.2 Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any Grant Agreement entered into pursuant to the Plan, the Corporation shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, if such registration shall be necessary, or before compliance by the Corporation or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules any applicable securities exchange or quotation system.

      11.3 No Guarantee of Employment. Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Corporation or give any person any right to any payment whatsoever, except to the extent of the benefits provided for hereunder.

      11.4 Governing Law. The provisions of this Plan shall be governed by, construed and administered in accordance with applicable federal law; provided, however, that to the extent not in conflict with federal law, this Plan shall be governed by, construed and administered under the laws of Connecticut, other than its laws respecting choice of law.

      11.5 Severability. If any provision of the Plan shall be held invalid, the remainder of this Plan shall not be affected thereby and the remainder of the Plan shall continue in force.



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